Exhibit 10.6


                                   MAZAL PLANT
                              PHARMACEUTICALS, INC.
                      34 West 32 Street, New York, NY 10001

                                          May 11, 2005

Corporate Management Services, Inc.
1823 S. Quincy Street
Tulsa, OK 74120

      Re:   Akid Corporation

Dear Mr. Davidson:

      This letter is to confirm certain understandings between Mazal Plant Pharmaceuticals, Inc. ("us" or "Mazal") and Corporate Management Services, Inc. ("you" or "CMS"), as set forth below.

      CMS is the holder of 250,000 shares (the "CMS Shares") of the common stock of Akid Corporation, a Colorado corporation ("Akid"). Advanced Plant Pharmaceuticals Inc., a Delaware corporation ("Advanced Plant"), intends to acquire a majority of the issued and outstanding shares of Akid by entering into a share exchange agreement with Akid, pursuant to which Akid will issue to Advanced Plant 20,000,000 shares of Akid's common stock in exchange for Advanced Plant's conveyance to Akid of 7,000,000 shares of the common stock of Mazal (the "Exchange"). Upon the consummation of such Exchange, Michael Kanovski, the present Chief Executive Officer of Mazal, will be appointed by Advanced Plant as the Chief Executive Officer of Akid.

      Following the consummation of the Exchange, 225,000 of the CMS Shares shall be subject to a lock up agreement as has been separately agreed to between CMS and Advanced Plant, and upon the expiration of such lock up agreement, the CMS Shares subject to such lock up agreement are intended to be free trading.

      Further, following the consummation of the Exchange, CMS shall have piggy-back registration rights with respect to the remaining 25,000 CMS Shares (the "Piggy-Back Securities") as follows:

      (a) Right to include Registrable Securities. If at any time, Akid shall determine to prepare and file with the Securities and Exchange Commission, a registration statement relating to an offering for its own account or the account of others, under the Securities Act of 1933, as amended (the "Act"), of any of its equity securities, other than on Form S-4 or Form S-8 (each promulgated under the Act) or their then equivalents relating to equity securities to be issued in connection with an underwritten offering for its own

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account or other holders of Akid's shares of Common Stock or securities to be issued in any acquisition of any entity or business or equity securities issuable in connection with stock options or other employee benefit plans (the "Registration Statement"), then Akid shall send to CMS written notice of such determination and if, within fifteen (15) days after receipt of such notice CMS shall so request in writing, Akid shall include in such registration statement all or any part of the Piggy-Back Securities, as CMS requests to be registered (the "Registrable Securities"). Akid shall keep such Registration Statement current and maintain compliance with each Federal and state law or regulation for the period necessary for such CMS to effect the proposed sale or to otherwise be eligible to effect a sale pursuant to Rule 144 of the Act.

            (c) Registration of Underwritten Public Offerings. Anything to the contrary herein notwithstanding, if the registration involves an offering by or through underwriters, then (i) CMS must sell its Registrable Securities to the underwriters selected by Akid on the same terms and conditions as apply to other selling securityholders; and (ii) CMS may elect in writing, not later than three business days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to have its Registrable Securities so included in connection with such registration.

            (d) Priority in Registration. Notwithstanding anything contained herein to the contrary, if this registration involves an offering by or through underwriters, AKID shall not be required to include Registrable Securities therein, if and to the extent the underwriter managing the offering reasonably believes in good faith and advises CMS that such inclusion would materially adversely affect such offering; provided that any such reduction or elimination shall be pro rata to all other securityholders of the securities of Akid entitled to registration rights in proportion to the respective number of shares they have requested to be registered.

            (e) Registration Procedures. If and whenever Akid takes action to register Registrable Securities on behalf of CMS, it shall, as expeditiously as practicable:

                  (1) Furnish to CMS and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference)

                  (2) Deliver to CMS and the underwriters, if any, without charge, as many copies of the prospectus or prospectuses (including each preliminary prospectus), any amendment or supplement thereto as such persons may reasonably request; Akid consents to the use of such prospectus or any amendment or supplement thereto by CMS and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto;

                  (3) Prior to any public offering of Registrable Securities, cooperate with CMS, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as CMS or an underwriter reasonably requests in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that Akid will not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject Akid to general service of process in any jurisdiction where it is not at the time so subject;

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                  (4) Cooperate with CMS and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) business days prior to any sale of Registrable Securities to the underwriters;

                  (5) Use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (6) With respect to each issue or class of Registrable Securities, use its best efforts to cause all Registrable Securities covered by the Registration Statements to be listed on each securities exchange, if any, on which similar securities issued by Akid are then listed if requested by the majority of such issue or class of Registrable Securities;

                  (7) Enter into such agreements (including an underwriting agreement) and take all such other action reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is in connection with an underwritten offering (i) make such representations and warranties to the underwriters, in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to Akid and updates thereof (which counsel shall be reasonably acceptable to the underwriters and which opinions shall be in form, scope and substance reasonably satisfactory to the underwriters) addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain "cold comfort" letters and updates thereof from Akid's accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings; (iv) set forth in full in any underwriting agreement entered into, the indemnification provisions and procedures of Section
5.3 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by Akid; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required hereunder;

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                  (8) Make available for inspection by one or more
representatives of CMS, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by CMS or underwriter, all financial and other records, pertinent corporate documents and properties of Akid, and cause Akid's officers, directors and employees to supply all information reasonably requested by any such representatives, in connection with such; and

                  (9) Otherwise use its best efforts to comply with all applicable federal and state regulations; and take such other action as may be reasonably necessary to or advisable to enable CMS and each underwriter to consummate the sale or disposition in such jurisdiction or jurisdiction in which CMS or the underwriter shall have requested that the Registrable Securities be sold.

                  Except as otherwise provided herein, Akid shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each Registration Statement, the selection of underwriters, and the distribution of any preliminary prospectus included in the Registration Statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other securityholders.

                  Akid may require each CMS to furnish to Akid such information regarding the distribution of such securities and such other information as may otherwise be required by the Act to be included in such Registration Statement.


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      Please confirm your agreement to the above by signing the enclosed copy of this letter and returning that signed copy to us.

                                Very truly yours,

                              MAZAL PLANT PHARMACEUTICALS, INC.

                              By:   /s/ Michael Kanovski
                              Name: Michael Kanovski
                              Title:CEO President


                              By:   /s/ David Liberman
                              Name: David Liberman
                              Title: CEO

ACKNOWLEDGED AND AGREED TO:

CORPORATE MANAGEMENT SERVICES, INC.
By: /s/ Mark Andrews
Name: Mark Andrews
Title: CEO


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